UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

Annaly Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2017, Annaly Capital Management, Inc. (the “Company”) and Annaly Management Company LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to (i) the offer and sale of 28,000,000 shares of its 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”), and (ii) the grant by the Company to the Underwriters of an option to purchase up to an additional 4,200,000 shares of Series F Preferred Stock (together, the “Shares”). The offering is expected to close on July 31, 2017, subject to the satisfaction of customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering is being conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-209447). The offering was made pursuant to the prospectus supplement, dated July 25, 2017, and the accompanying prospectus, dated February 9, 2016, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton & Williams LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 3.03. Material Modifications to Rights of Security Holders.

On July 27, 2017, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), Articles Supplementary (the “Series F Articles Supplementary”) to the Articles of Amendment and Restatement of the Articles of Incorporation of the Company, as amended and supplemented, classifying and designating 32,200,000 shares of the Company’s authorized common stock, par value $0.01 per share (“Common Stock”), as the Series F Preferred Stock, with the powers, designations, preferences and other rights as set forth therein.

The Series F Articles Supplementary, among other things, provide that the Company will pay cumulative cash dividends on the Series F Preferred Stock when and as declared by the Company’s Board of Directors. The initial dividend rate for the Series F Preferred Stock, from and including July 31, 2017, to but not including September 30, 2022, will be equal to 6.95% per annum of the $25.00 liquidation preference per share (equivalent to the fixed annual rate of $1.7375 per share). On and after September 30, 2022, dividends on the Series F Preferred Stock will accumulate at a percentage of the $25.00 liquidation preference equal to an annual floating rate of the three-month LIBOR plus a spread of 4.993% per annum. Dividends on the Series F Preferred Stock will be payable quarterly in arrears on the last day of each March, June, September and December, when and as declared, beginning on December 31, 2017 (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day).

The Series F Preferred Stock ranks senior to the Common Stock, with respect to the payment of dividends and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Series F Preferred Stock will not be redeemable before September 30, 2022, except under certain limited circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Series F Articles Supplementary). On or after September 30, 2022, the Company may, at its option, redeem, in whole or in part, at any time or from time to time, the Series F Preferred Stock at redemption price of $25.00 per share, plus any accumulated and unpaid dividends thereon (whether or not authorized or declared) to, but excluding, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem some or all of the shares of Series F Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but excluding, the redemption date. The Series F Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into Common Stock in connection with a Change of Control by the holders of Series F Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series F Preferred Stock will have the right (subject to the Company’s election to redeem the Series F Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Series F Articles Supplementary)) to convert some or all of the Series F Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Common Stock per share of Series F Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Series F Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series F Preferred Stock intended to preserve the Company’s qualification as a REIT. Holders of Series F Preferred Stock generally have no voting rights, but have limited voting rights if the Company fails to pay dividends for six or more full quarterly dividend periods (whether or not consecutive) and under certain other circumstances.

In addition, on July 27, 2017, the Company filed, with the SDAT, Articles Supplementary (the “Series B Articles Supplementary”) to the Articles of Amendment and Restatement of the Articles of Incorporation of the Company, as amended and supplemented, reclassifying and designating 4,600,000 shares of the Company’s 6% Series B Cumulative Convertible Preferred Stock, $0.01 par value per share, as shares of Common Stock.

A copy of the Series F Articles Supplementary, Series B Articles Supplementary and Form of Series F Preferred Stock Certificate are filed as Exhibits 3.1, 3.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Series F Articles Supplementary and Series B Articles Supplementary in this Item 3.03 are qualified in their entirety by reference to Exhibit 3.1 and 3.2, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Series F Articles Supplementary and Series B Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 25, 2017, by and between Annaly Capital Management, Inc. and Annaly Management Company LLC, on the hand, and the several Underwriters listed on Schedule A attached thereto, on the other hand.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation of Annaly Capital Management, Inc. designating the Company’s 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (filed with the SEC as Exhibit 3.14 to the Registrant’s Registration Statement on Form 8-A filed on July 27, 2017 and incorporated herein by reference).

3.2	Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation of Annaly Capital Management, Inc. reclassifying the Company’s 6% Series B Cumulative Convertible Preferred Stock, $0.01 par value per share (filed with the SEC as Exhibit 3.13 to the Registrant’s Registration Statement on Form 8-A filed on July 27, 2017 and incorporated herein by reference).

4.1	Form of Series F Preferred Stock Certificate (filed with the SEC as Exhibit 4.8 to the Registrant’s Registration Statement on Form 8-A filed on July 27, 2017 and incorporated herein by reference).

5.1	Opinion of Venable LLP, dated July 31, 2017, regarding the legality of the 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock.

8.1	Opinion of Hunton & Williams LLP, dated July 31, 2017, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

Date: July 31, 2017	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 25, 2017, by and between Annaly Capital Management, Inc. and Annaly Management Company LLC, on the hand, and the several Underwriters listed on Schedule A attached thereto, on the other hand.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation of Annaly Capital Management, Inc. designating the Company’s 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (filed with the SEC as Exhibit 3.14 to the Registrant’s Registration Statement on Form 8-A filed on July 27, 2017 and incorporated herein by reference).

3.2	Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation of Annaly Capital Management, Inc. reclassifying the Company’s 6% Series B Cumulative Convertible Preferred Stock, $0.01 par value per share (filed with the SEC as Exhibit 3.13 to the Registrant’s Registration Statement on Form 8-A filed on July 27, 2017 and incorporated herein by reference).

4.1	Form of Series F Preferred Stock Certificate (filed with the SEC as Exhibit 4.8 to the Registrant’s Registration Statement on Form 8-A filed on July 27, 2017 and incorporated herein by reference).

5.1	Opinion of Venable LLP, dated July 31, 2017, regarding the legality of the 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock.

8.1	Opinion of Hunton & Williams LLP, dated July 31, 2017, regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).